UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K

                            CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) August 7, 2002




                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


        Delaware                     1-3390                04-2260388
(State or other jurisdiction of    (Commission         (I.R.S. Employer
 incorporation or organization)    File Number)      Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
(Address of principal executive offices)                 (Zip Code)



(Registrant's telephone number, including area code)    (913) 676-8800



                            Not Applicable
    (Former name or former address, if changed since last report.)



Item 7.  Financial Statements and Exhibits

The following exhibits are included herein.

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.  Regulation FD Disclosure

Seaboard Corporation is including herewith as Exhibits 99.1 and 99.2, the Statements under Oath of its Principal Executive Officer and its Principal Financial Officer regarding the facts and circumstances relating to Exchange Act filings submitted to the Securities and Exchange Commission (SEC) on August 7, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  August 7, 2002

                           Seaboard Corporation


                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer